                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

-------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 3, 2003
                              (December 19, 2002)



                                 EPICEDGE, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                      Texas
                                      -----
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-9129                                    75-1657943
            ------                                    ----------
   (Commission File Number)             (I.R.S. Employer Identification No.)


                   5508 Highway 290 West, Austin, Texas 78735
                   ------------------------------------------
           (Address of principal executive offices including zip code)


                                 (512) 261-3346
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS

         See attached press release.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(B)      Exhibits

              Exhibit 99.1          Press Release



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                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                          EPICEDGE, INC.

                                          By:  /s/  Robert A. Jensen
                                              ----------------------------------
                                              Robert A. Jensen
                                              COO/CFO




DATE: January 3, 2003


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                                    EXHIBITS




Exhibit No.                                                                            Page
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
Exhibit 99.1               Press Release